                                                                   EXHIBIT 10.16



                             AMENDMENT TO LOAN DOCUMENTS



BORROWER:     TSW INTERNATIONAL, INC.
ADDRESS:      3301 WINDY RIDGE PARKWAY
              ATLANTA, GEORGIA 30339

DATE:         AUGUST 1, 1996


    THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 300 North Continental Boulevard, Suite 200, El Segundo, California 90245, and the Borrower named above ("Borrower").

    The Parties agree to amend and supplement the Loan and Security Agreement between them, dated November 17, 1995 (the "Loan Agreement"), effective as of the date set forth above, as follows. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents." Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

    1. AMENDMENT TO CREDIT LIMIT. Provided that (i) Borrower executes and delivers the documents and instruments listed below, (ii) GBC has received, in form and substance satisfactory to it, results of such lien searches as it shall request, and evidence of all filings and other actions as it shall require to perfect its first priority security interest in the Additional Collateral (as defined below), (iii) Borrower has paid the line increase fee referred to below, and (iv) no Default or Event of Default has occurred or is continuing (after and giving effect to the amendments contemplated hereby), Section 1 ("Credit Limit") of the Schedule to the Loan Agreement is amended and restated in its entirety to read as follows:

   (Section 1.1):  An amount not to exceed the lesser of (1) and (2) below:

                   (1)  $15,000,000 at any one time outstanding; and

                   (2) an amount equal to the sum of the following (without duplication):

                        (i) an amount equal to 80% of Borrower's Eligible Receivables (as defined in Section 8 above); PLUS

                        (ii) the amount from time to time outstanding under the Term Note (as defined below); PLUS

                        (iii) if requested by Borrower, and if deemed eligible for borrowing by GBC in its sole judgment, an amount not to exceed the lesser of (A) $6,000,000 at any one time outstanding and (B) an amount equal to 60% of Unbilled Receivables (as defined below) of the Borrower; PLUS

                        (iv) an amount not to exceed the lesser of (A) $1,000,000 at any one time outstanding and (B) an amount equal to (1) 60% of Eligible Receivables of the UK Sub (as defined below), and (2) if requested by Borrower, and if deemed eligible for borrowing by GBC in its sole judgment, 45% of Unbilled Receivables of the UK Sub; PLUS

                        (v) an amount not to exceed the lesser of (A) $1,000,000 at any one time outstanding and (B) an amount equal to 60% of Eligible Receivables of the Australian Sub (as defined below).

    The Borrower agrees to invoice, and to cause the Australian Sub or the UK Sub, as the case may be, to invoice, any Unbilled Receivables as soon as possible.

    The availability of Loans under the amended Credit Limit set forth above with respect to the Receivables of the UK Sub and the Australian Sub shall be subject to the condition precedent that GBC shall have received each of the following, in form and substance satisfactory to GBC and its counsel:

    (i) THE UK Security Agreement (as defined below), duly executed by GBC and the UK Sub;

    (ii) the Australian Security Agreement (as defined below), duly executed by GBC and the Australian Sub;

    (iii)  the UK Guaranty (as defined below), duly executed by the UK Sub;

    (iv) the Australian Guaranty (as defined below), duly executed by the Australian Sub;

    (v) a certificate of the Secretary or other appropriate officer of the UK Sub certifying (A) copies of the articles of incorporation and bylaws (or other applicable organizational documents), of the UK Sub and the resolutions and other actions taken or adopted by the UK Sub authorizing the execution, delivery and performance of the UK Documents (as defined below), and (B) the incumbency, authority and signatures of each officer of the UK Sub authorized to execute and deliver the UK Documents and act with respect thereto;

    (vi) a certificate of the Secretary or other appropriate officer of the Australian Sub certifying (A) copies of the articles of incorporation and bylaws (or other applicable organizational documents), of the Australian Sub and the resolutions and other actions taken or adopted by the Australian Sub authorizing the execution, delivery and performance of the Australian Documents (as defined below), and (B) the incumbency, authority and signatures of each officer of the Australian Sub authorized to execute and deliver the Australian Documents and act with respect thereto;

    (vii) a favorable legal opinion of English counsel to the UK Sub as to such matters as GBC may reasonably request;

    (viii) a favorable legal opinion of Australian counsel to the Australian Sub as to such matters as GBC may reasonably request; and

    (ix) evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of GBC, a perfected first priority pledge of and security interest in the Additional Collateral.

    The availability of any Loans under the amended Credit Limit set forth above shall be subject to the condition precedent that GBC shall have received each of the following, in form and substance satisfactory to GBC and its counsel:

    (i)   the Term Note, duly executed by the Borrower;

    (ii) a certificate of the Secretary or other appropriate officer of the Borrower certifying (A) the resolutions and other actions taken or adopted by the Borrower authorizing the execution, delivery and performance of the this Amendment and the Term Note, and (i) the incumbency, authority and signatures of each officer of the Borrower authorized to execute and deliver this Amendment and the Term Note and act with respect thereto; and

    (iii) a favorable legal opinion of Georgia counsel to the Borrower as to such matters as GBC may reasonably request.

    As used herein, the following terms have the following meanings:

    "ADDITIONAL COLLATERAL" means all property and interests in property and proceeds thereof described as collateral in the UK Security Agreement and the Australian Security Agreement.

    "AUSTRALIAN DOCUMENTS" means the Australian Security Agreement, the Australian Guaranty and all other certificates, documents, agreements and instruments delivered by the Australian Sub, or the Borrower on behalf of the Australian Sub, to GBC under or in connection with this Amendment.

    "AUSTRALIAN GUARANTY" means a guaranty of the Australian Sub in favor of GBC, in form and substance satisfactory to GBC, pursuant to which the Australian Sub guarantees the obligations of the Borrower pursuant to the Loan Agreement.

    "AUSTRALIAN SECURITY AGREEMENT" means a floating charge or other security agreement between the Australian Sub and GBC, in form and substance satisfactory to GBC, pursuant to which the Australian Sub pledges to GBC, and grants GBC a security interest in the Australian Sub's accounts receivable and other property and interests in property described therein.

    "AUSTRALIAN SUB" means TSW International Pty Ltd.

    "TERM NOTE" means the Secured Promissory Note, in favor of GBC, in the original principal amount of $2,000,000, in substantially the form of EXHIBIT A hereto.

    "UK DOCUMENTS" means the UK Security Agreement, the UK Guaranty and all other certificates, documents, agreements and instruments delivered by the UK Sub, or the Borrower on behalf of the UK Sub, to GBC under or in connection with this Amendment.

    "UK GUARANTY" means a guaranty of the UK Sub in favor of GBC, in form and substance satisfactory to GBC, pursuant to which the UK Sub guarantees the obligations of the Borrower pursuant to the Loan Agreement.

    "UK SECURITY AGREEMENT" means a floating charge or other security agreement between UK Sub and GBC, in form and substance satisfactory to GBC, pursuant to which the UK Sub pledges to GBC, and grants

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GBC a security interest in the UK Sub's accounts receivable and other property and interests in property described therein.

    "UK SUB" means TSW International Ltd.

    "UNBILLED RECEIVABLES" means Receivables with respect to which the invoice and other necessary billing documentation have not been submitted to the applicable Account Debtor in connection with a completed (or contracted) sale of goods, rendition of services or licensing of software but which otherwise qualify as Eligible Receivables for purposes of the Loan Agreement.

    In connection with this Amendment, Borrower agrees to pay a line increase fee of $80,000. GBC acknowledges receipt of $20,000 of such fee; the balance thereof shall be due simultaneously herewith.

    2. AMENDMENTS TO DEFINITIONS. Effective simultaneously with the amendments set forth in Section 1 above, the following definitions in the Loan Agreement are amended as follows:

    (i) In the definition of "Eligible Receivables" references to the Borrower shall mean and be references to the Borrower, the UK Sub and the Australian Sub.

    (ii) In the definition of "Receivables" references to the Borrower shall mean and be references to the Borrower, the UK Sub and the Australian Sub.

    3. REPRESENTATIONS TRUE. To induce GBC to enter into this Amendment, the Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 3 of the Loan Agreement. For the purposes of this Section 3 each reference in Section 3 of the Loan Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

    4. GENERAL PROVISIONS. GBC's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended and supplemented, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment forms part of the Loan Agreement and the terms of the Loan Agreement are incorporated herein by reference.

BORROWER:                              GBC:

TSW INTERNATIONAL, INC.                GREYROCK BUSINESS CREDIT,
                                       A DIVISION OF NATIONSCREDIT
                                       COMMERCIAL CORPORATION

BY /s/ [illegible]
   --------------------------------
    PRESIDENT OR VICE PRESIDENT
                                       BY /s/ [illegible]
                                          --------------------------------
                                       TITLE  COO
BY /s/ [illegible]                          -----------------------------
   --------------------------------
    SECRETARY OR ASS'T SECRETARY

                                                                       EXHIBIT A



                               SECURED PROMISSORY NOTE


$2,000,000                  Los Angeles, California               August 1, 1996

    FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of GREYROCK BUSINESS CREDIT, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION ("GBC"), at 300 North Continental Blvd., Suite 200, El Segundo, California 90245, or at such other address as the holder of this Note shall direct, the principal sum of TWO MILLION Dollars ($2,000,000), payable in 36 installments of $55,556.00 principal per month (except that the last such installment shall be in the amount of $55,540.00), plus interest as hereinafter provided, commencing on August 31, 1997 and continuing on the last day of each succeeding month, until the earlier of the following dates (the "Maturity Date"): (i) August 31, 2000, or (ii) the date the Loan and Security Agreement between the Borrower and GBC dated November 17, 1995, as amended (as amended, the "Loan Agreement") terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

    This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: The interest rate in effect throughout each calendar month during the term of this Note shall be the highest "LIBOR Rate" in effect during such month, plus 5.25% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "LIBOR Rate" has the meaning set forth in the Loan Agreement.

    Accrued interest on this Note shall be payable monthly, in addition to any principal payments provided above, commencing on August 31, 1996, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

    Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

    In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between the Borrower and GBC (collectively, "Events of Default"), GBC may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting GBC's other rights and remedies, in the event any installment of principal or interest is not paid in full on the date due (whether

                                     A-1.

at stated maturity, by acceleration or otherwise), the Borrower shall pay interest on such unpaid principal or interest, from the later of (i) the date such amount becomes due and (ii) the Notice Date (as defined below), until the date such amount is paid in full, payable from time to time on demand, at a rate per annum equal at all times to the interest rate set forth above, PLUS an additional four percent per annum. GBC shall send written notice to the Borrower that overdue interest shall accrue hereunder (the date of such notice the "Notice Date"). The acceptance of any installment of principal or interest by GBC after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of GBC to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

    All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. GBC shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder. Principal and interest becoming due hereunder may, in GBC's discretion, be charged to Borrower's loan account under the Loan Agreement, and the same shall thereafter bear interest at the same rate as the other Loans under the Loan Agreement.

    The Borrower agrees to pay all reasonable costs and expenses (including without limitation reasonable attorneys' fees) incurred by GBC in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

    This Note is secured by the Loan Agreement and all other present and future security agreements between the Borrower and GBC and shall continue to be so secured until the indefeasible payment in full of all amounts due and owing in connection herewith and therewith (notwithstanding anything to the contrary in any other agreement between the Borrower and GBC). Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between the Borrower and GBC, and all of GBC's rights and remedies hereunder and thereunder are cumulative.

    In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

    No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of GBC, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

GBC AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE;
(ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR

                                     A-2.

AGREEMENT BETWEEN GBC AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

    This Note is payable in, and shall be governed by the laws of, the State of California.

                                       TSW INTERNATIONAL, INC.


                                       BY
                                          -------------------------------------
                                            PRESIDENT OR VICE PRESIDENT


                                       BY
                                          -------------------------------------
                                            SECRETARY OR ASSISTANT SECRETARY

                                     A-3.